                                                                EXHIBIT 10.4
                                LICENSE AGREEMENT


         THIS AGREEMENT is dated, for reference purposes only, the 18th day of December, 1983, and is entered into by and between ARMOUR INTERNATIONAL COMPANY, an Arizona corporation ("Licensor") and CAG SUBSIDIARY, INC., a Delaware corporation ("Licensee").

AGREEMENT:

         In consideration of the mutual promises herein contained and other good and valuable consideration, the parties agree as follows:

         1. Grant. During the term and subject to all of the provisions of this Agreement, Licensor hereby grants to Licensee the right to use the trademarks described and set forth in Exhibit A hereof (the "Trademarks") in the Territory, hereinafter defined, only in connection with the products described in Exhibit B hereof (the "Products") which are manufactured by or for Licensee. The license so granted shall be non-exclusive and shall be subject to the exclusions and exceptions set forth in Exhibit D hereto. Where required Licensor shall cause its related companies (Exhibit C) to grant to Licensee a license under the same terms and conditions as contained herein.

         2. Territory. Licensee may use the Trademarks in the territory described on Exhibit E attached hereto and by this reference incorporated herein.

         3. Applicable Laws. Licensee shall operate its facilities in strict compliance with all applicable laws, ordinances, regulations and other requirements of any federal, state, county, municipal or other government and will obtain all necessary permits, licenses or other consents for operation of Licensee's business.

         4. Conduct. Licensee shall refrain from committing any act of pursuing any course of conduct which tends to bring Licensor, the Trademarks or the Products into disrepute.

         5. Title. Licensee hereby acknowledges that Licensor is the sole owner of the Trademarks in the Territory and all the goodwill relating thereto, that the same, at all times hereunder, shall be and remain the sole and exclusive property of Licensor and that Licensee, by reason of this Agreement, has not acquired any right, title, interest, or claim of ownership therein, except for the license granted herein. The use by Licensee of the Trademarks and any and all goodwill arising from such use, shall inure solely to the benefit of Licensor and shall be deemed to be solely the property of Licensor in the event that this Agreement shall hereafter be terminated for any reason; and upon any termination of this Agreement, any and all rights in and to any of the foregoing granted to Licensee hereunder shall automatically terminate.

         6. Quality. Licensee understands and hereby acknowledges that uniform and high standards of quality of the Products are necessary in the Territory in order to maintain the public image and widespread consumer acceptance of the Products and Trademarks. Licensor shall have the right to approve the finished product specifications governing the quality of all Products. In addition to reasonable changes in the specification which Licensor may make from time to time, Licensee may also from time to time suggest finished product specifications for variations of existing Products or alter specifications for existing Products and, upon Licensor's approval, which shall not be unreasonably withheld, Licensee shall adopt or change such specifications. Any such finished product specifications submitted for approval shall be deemed approved hereunder if the same are not disapproved in writing within fifteen (15) days after receipt by Licensor. Licensee agrees that all Products shall comply with the finished product specifications. Licensee shall not sell any products other than those products set forth in Exhibit B under or in connection with the Trademarks in the Territory.

         7. Inspection. Licensor during regular business shall have the right to send a qualified representative to plants where Products are manufactured in order to determine that approved specifications for Products are being complied with. Licensor recognizes that inspection of such plants provides access to the equipment, manufacturing process and formulations used by Licensee in the production of Products ("Information") and in order to preserve the confidentially of such Information, Licensor agrees that the representative designated to inspect Licensee's plants shall be a person employed by Licensor whose primary responsibility and expertise is quality control, and that the inspection will be made only to determine that approved specifications for Products are being complied with and for no other purpose. Information of Licensee, including the quality control data on Products is to be considered as confidential property of Licensee, and shall not be transmitted to third parties without the written consent of Licensee. This commitment by Licensor shall not include Information which is in the public domain or which was already known to Licensor.

         8. Analysis. Licensee agrees to furnish, as often as may be reasonably requested by Licensor, samples of Licensee's production of Products for analysis by Licensor in order to verify that the Licensor's requirements and standards are being complied with.

         9. Unacceptable Goods. Upon receipt of a written report from Licensor showing that any samples do not conform to Licensor's standards and specifications, Licensee agrees to act promptly to correct its methods of production as quickly as possible to meet Licensor's standards and specifications or to demonstrate that its Products do in fact conform. Licensee also agrees not to sell any Products which are "unacceptable" as defined by Licensor's said standards and specifications.

         10. Labels. Licensor shall have the right to approve the labels, packaging, advertising and promotional materials of Licensee relating to the Products and the Trademarks licensed hereunder. Licensor is aware of such labels, packaging, advertising and promotional materials currently being used by Licensee for its Products, and such are hereby deemed approved. All future labels, packaging, advertising or promotional materials which constitute a material departure from those currently used, or which raise a question concerning the public image or consumer acceptance of the Trademarks or the Products, shall be submitted to Licensor for approval prior to use thereof. If Licensor does not disapprove or offer changes or revisions, in writing, within ten (10) days after such material is submitted to Licensor, Licensee may assume the material has been approved for use.

         11. Indemnification. Licensee shall hold Licensor harmless from and indemnify and defend Licensor and Licensor's parent, subsidiaries, affiliates, employees, agents and assigns against any suits, actions, claims, losses, demands, damages, liabilities, costs and expenses of every kind (including product liabilities), including costs and attorneys' fees for defending same, which may arise or result from the conduct of Licensee's business. Licensor shall hold Licensee harmless from and indemnify and defend Licensee and Licensee's parent, subsidiaries, affiliates, employees, agents and assigns against any suits, actions, claims, losses, demands, damages, liabilities, costs and expenses of every kind (including product liabilities), including costs and attorneys' fees for defending same, which may arise or result from Licensor's sale of products under the Trademarks.

         12. Guaranty. In furtherance of the foregoing covenants to hold harmless and fully indemnify, but without in any way limiting the same, The Greyhound Corporation, an Arizona corporation, and ConAgra, Inc., a Delaware corporation, by execution of this Agreement at the place below provided, hereby guarantee the performance of said covenants by their respective subsidiaries, Licensee and Licensor.

         13. Maintenance and Registration.

         (a) During the period starting with the date of this Agreement and ending December 31, 1988, Licensor shall maintain the Trademarks in conformance with the terms and conditions of the Option Agreement dated as of December 18, 1983 between The Greyhound Corporation, Armour and Company, Armour International Company (the Licensor herein) and ConAgra, Inc.

              (b) After December 31, 1988, Licensor shall maintain the Trademarks in such countries that it deems necessary after consulting with Licensee. If requested by Licensee, Licensor shall, at Licensee's expense, file applications to register and maintain one or more of the Trademarks in additional countries, and Licensee will cooperate with Licensor by providing information requested by Licensor and executing all documents deemed necessary by Licensor to record Licensee as a user of the Trademarks in those countries requesting said registration.

         14. Infringement. Licensee shall give prompt notice to Licensor of any infringements or possible infringements of the Trademarks or publication or registration of a trademark which it believes is confusingly similar to one or more of the Trademarks in the Territory. Licensor, in its sole discretion, giving reasonable consideration to Licensee's request, will decide whether or not to institute any legal action against said users brought to its attention by Licensee. In any legal action taken by Licensor against any party alleged to be infringing any of the Trademarks, Licensee will execute all documents and do all acts deemed necessary by Licensor in the prosecution of any said action. Licensee shall have no right to file any legal action concerning the registrations of any of the Trademarks.

         15. Term. The term of this Agreement shall be for a period of twenty
(20) years from the date hereof, subject, however, to earlier termination as hereafter provided. At the end of the initial twenty (20) year term, and, at the end of the first renewal term of twenty (20) years, if applicable, this Agreement, at the option of the Licensee, may be renewed for an additional twenty (20) year period, provided that Licensee has complied with the terms of this Agreement.

         16. Deficiencies. If Licensee, after being notified by Licensor in writing of deficiencies in any Product which is unacceptable by Licensor's standards and specifications in contravention of Paragraph 9, shall sell or offer for sale the said unacceptable Product, Licensor may terminate this Agreement as to said Product immediately by written notice to Licensee.

         17. Default. In the event that Licensee shall breach any other provision of this Agreement or fail to perform any other of its obligations as set forth in this Agreement and such breach or failure to perform shall continue for a period of thirty (30) days after written notice from the Licensor setting forth the nature of the breach or the failure to perform and the manner in which it may be remedied, then Licensor, at its option, may terminate this Agreement without further notice.

         18. Termination by Licensee. Licensee may terminate this Agreement at any time by giving Licensor written notice thereof.

         19. Obligations after Termination. Upon termination of this Agreement, either by expiration of the term or for any other reason, all of Licensee's rights and privileges hereunder shall forthwith cease immediately. Thereupon, Licensee shall forthwith cease operating or using, or permitting to be used or operated in the Territory, whether directly or indirectly: (a) the Trademarks, and (b) all advertising and promotional materials, labels and signs bearing the Trademarks. Licensee, after termination of this Agreement, will not adopt or use in the Territory any trademark, service mark, or trade name confusingly similar to any of Licensor's trademarks. Nor shall Licensee thereafter hold forth, declare or in any way suggest in the Territory that Licensee has any connection whatsoever with the Licensor or any of its products or trademarks.

         20. Assignment by Licensee. It is agreed that this Agreement is entered into because of Licensor's reliance upon the knowledge, experience, skill and integrity of Licensee and its stockholders and that this Agreement is personal to Licensee. Neither this Agreement nor any rights hereunder granted to Licensee and/or any duties to be performed by Licensee hereunder may be assigned, transferred, hypothecated, sublicensed, encumbered or otherwise disposed of without first obtaining the consent in writing of Licensor, which shall act in good faith in considering any request for consent.

Any transaction that results in the change of ownership of over twenty-five percent (25%) of the capital stock of Licensee shall be deemed an assignment or transfer hereunder. In the event Licensor shall consent to a transfer of this Agreement as above provided, this Agreement as a legal instrument shall not be transferred, but in lieu thereof a new License Agreement, on reasonable terms, shall be entered into between Licensor and any successor of Licensee.

         21. Assignment by Licensor. During the period starting with the date of this Agreement and ending December 31, 1988, Licensor may not assign this Agreement to any third party. Thereafter, Licensor reserves the right to assign same to any third party whether or not affiliated with Licensor.

         22. Corporate Name. Licensee may use the mark ARMOUR as part of its corporate name in the Territory, provided that any use of the same on any packaging or labels for consumer goods or any advertising will only be as a company name and will be no more prominent than the immediate surrounding words.

         23. Miscellaneous.

                  (a) This Agreement shall be construed and interpreted under the laws of the State of Nebraska.

                  (b) All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or mailed by Registered, Certified or Express mail, postage prepaid, as follows:


                   If to Licensor:       Armour International Company
                                         Greyhound Tower
                                         Phoenix, AZ  85077

                  If to Licensee:         CAG Subsidiary, Inc.
                                          ConAgra Center
                                          One Central Park Plaza
                                          Omaha, Nebraska  68102




or at such other address as any party hereto shall have designated by notice in writing to the other parties hereto.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                                           CAG SUBSIDIARY, INC.


                                           By___________________________________
                                           Title________________________________

_______________________________

         Attest
                                           ARMOUR INTERNATIONAL COMPANY


                                           By___________________________________
                                           Title________________________________

_______________________________

         Attest
                                           CONAGRA, INC.


                                           By___________________________________
                                           Title________________________________

_______________________________

         Attest
                                           THE GREYHOUND CORPORATION


                                           By___________________________________
                                           Title________________________________

_______________________________

         Attest

                                   EXHIBIT "A"



                                   ARMOUR
                                   STAR
                                   ARMOUR STAR
                                   ARMOUR'S
                                   ARMOUR (logotype design)
                                   BANNER
                                   VERIBEST
                                   KENT
                                   TARGET
                                   EXETER

                                   EXHIBIT "B"


The products referred to in Section 1 hereof shall be all food products except the following:


                           Canned Vienna Sausage in Barbecue Sauce
                           Canned Vienna Sausage in Beef Stock
                           Canned Smoked Vienna Sausage in Beef Stock
                           Canned Chicken Vienna Sausage in Beef Stock
                           Canned Corned Beef
                           Canned Roast Beef
                           Canned Sloppy Joes in Barbecue Sauce with Ground Pork Canned Sloppy Joes in Barbecue Sauce with Ground Beef Canned Chicken Flavored Bouillon Cubes
                           Canned Beef Flavored Bouillon Cubes
                           Canned Deviled Ham
                           Canned Deviled TREET Meat Spread
                           Canned Chili
                           Canned Chili with Beans
                           Canned Texas Brand Chili
                           Canned Texas Brand Chili with Beans
                           Canned Sliced Dried Beef
                           Canned Corned Beef Hash
                           Canned Roast Beef Hash
                           Canned Beef Tamales with Sauce
                           Canned TREET (Pork and Beef Product)
                           Canned Potted Meat Food Product
                           Canned Beef Tripe
                           Canned Beef Stew
                           Canned Chopped Beef
                           Canned Chopped Ham
                           Canned BANNER Brand Sausage Meat
                           Canned Brains in Milk Gravy
                           Canned Lunch Tongue
                           Canned Pizza Topping
                           Dry Pizza Mix
                           Sliced Dried Beef in a Pouch

                                   EXHIBIT "C"


                           ARMOUR FOODS (BENELUX) N.V.,
                                    a Belgian corporation
                                    Korte Klarenstraat 9/A
                                    2000 Antwerpen, Belgium


                           ARMOUR FOODS (CANADA) LIMITED,
                                    a corporation of Ontario
                                    2399 Cawthra Road
                                    Mississauga, Ontario, Canada L5A 2W9


                           ARMOUR FOODS (DEUTSCHLAND) GMBH,
                                    a corporation of Germany
                                    Frankenstrasse 29
                                    2000 Hamburg 1, Deutschland


                           ARMOUR FOODS (ITALIA) S.P.A.,
                                    a corporation of Italy
                                    Via XX Settembre 3/14B
                                    Genoa, Italy


                           ARMOUR FOODS (U.K.) LIMITED,
                                    a corporation of the United Kingdom
                                    G.P.O. Box 250
                                    193 St. John Street
                                    London, EC1P, 1EN, England


                           ARMOUR PANAMA, S.A.
                                    a corporation of Panama
                                    Apartado 90
                                    Panama
                                    Republic de Panama

                                   EXHIBIT "D"


                            EXCLUSIONS AND EXCEPTIONS


1. The license granted in Section 1 hereof shall not include the right to export to or sell processed or canned meats or meat-containing products under the Trademarks in the Republic of the Philippines.

2. The license granted in Section 1 hereof shall not include the right to export to or sell canned meats, canned fish, canned poultry, canned vegetables or canned fruit under the Trademarks in the United Kingdom of Great Britain and Northern Ireland.

3. Canned meats may be sold by Licensee under the Trademarks in countries of the Caribbean. The trademarks KENT, TARGET and EXETER shall be used only on canned meats sold in countries of the Caribbean.

                                   EXHIBIT "E"



                           All countries of the world, except the United States, but subject to the exclusions set forth in Exhibit D.

                      FIRST AMENDMENT TO LICENSE AGREEMENT


         This FIRST AMENDMENT TO LICENSE AGREEMENT, signed in duplicate, is made this 1st day of July, 1995 to amend EXHIBIT "B" of that certain License Agreement dated December 18, 1983 by and between ARMOUR INTERNATIONAL COMPANY ("Licensor"), an Arizona corporation with its principal offices at 1850 North Central Avenue, Phoenix, Arizona, and CAG SUBSIDIARY, INC., now known as CONAGRA, INC. ("Licensee"), a Delaware corporation, with its principal offices at One ConAgra Drive, Omaha, Nebraska, hereinafter said License Agreement referred to as the "Armour Foreign License Agreement".


         In consideration of the TRADEMARK LICENSE AGREEMENT entered into between Licensee and Licensor's affiliate, The Dial Corp, with an effective date of January 1, 1995, applicable within the territory of the United States, and covering shelf-stable products, Licensor and Licensee agree to amend, and hereby amend, the Armour Foreign License Agreement as set forth below:


         1. EXHIBIT "B" is cancelled and the attached exhibit titled AMENDED EXHIBIT "B" is hereby substituted in its place.


         2.       This amendment is deemed effective January 1, 1995.


         3. All other terms and conditions of the Armour Foreign License Agreement remain in full force and effect.


LICENSOR                                           LICENSEE

ARMOUR INTERNATIONAL COMPANY                       CONAGRA, INC.

By:                                                By:
   ---------------------------                        --------------------------
          (signature)                                       (signature)

   Andrew S. Patti                                    Michael J. Trautschold
   ---------------------------                        --------------------------
          (print name)                                      (print name)

                                                      Corporate Vice President,
   Pres. & Chief Exec. Officer                        Marketing Services
   ---------------------------                        --------------------------
            (title)                                           (title)

                                                                  Amended 7/1/95


                               AMENDED EXHIBIT "B"



The products referred to in Section 1 hereof shall be all food products except SHELF-STABLE PRODUCTS as defined hereinbelow:


                  (i) Subject to the provisions hereinbelow, in this AMENDED EXHIBIT B the term "SHELF-STABLE PRODUCTS" shall mean any and all food products sold under or in connection with the Trademarks which under normal conditions do not need to be refrigerated, cooled, or frozen while being transported, inventoried, warehoused, stored, distributed and/or sold.


                  (ii) The term SHELF-STABLE PRODUCTS shall not include any of the food products sold under or in connection with the Trademarks as of the effective date of this amendment that need to be refrigerated, cooled, or frozen to be transported, inventoried, warehoused, stored, distributed and/or sold (a list of all such products is set forth in Schedule C.1 hereto and includes a product description for each complete with the respective SKU or UPC for each) regardless of whether future technological developments make it possible to transport, inventory, warehouse, store, distribute and/or sell these products without being refrigerated, cooled, or frozen.


                  (iii) The term SHELF-STABLE PRODUCTS shall also exclude products commonly referred to as "Fresh", such as fruit and vegetables.


                  (iv) The term SHELF-STABLE PRODUCTS includes all processed meat products which fall within Paragraph (i) above excepting, however, the particular dry sausage products sold by Licensee or its affiliates under or in connection with the Trademarks as of the effective date of this amendment (a list of all such products is set forth in Schedule C.2 hereto and includes a product description for each complete with the respective SKU or UPC for each). The parties understand and agree that the dry sausage products set forth in Schedule C.2 are not covered under the definition of SHELF-STABLE PRODUCTS herein, but that all other processed meat products which fit the definition of SHELF-STABLE PRODUCTS herein (for example meat sticks and jerky snacks) are so covered.

                                  SCHEDULE C.1
                             TO AMENDED EXHIBIT "B"
                        OF AMENDMENT TO LICENSE AGREEMENT



Schedule of Armour products sold as of the date of this amendment that need to be refrigerated, cooled, or frozen.

------------------------------------------------------- ------------------------
Armour Skls Deli Breast                                 5010030101
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Skls Smoked Deli Breast                          5010030200
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Arm 1877 Deli Honey Ham                                 5010033340
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour 1877 Deli Virginia Ham                           5010033350
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Deli Beef Bologna                                5010032668
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Deli Pepperoni Bulk 10#                                 5010030310
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Novara Hard Salami 2 pc.                         5010041398
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Pizza Sliced Pepperoni 3 oz.                            5010000685
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Pillow Pack Pepperoni                                   5010030575
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Star 2/4 Wa Boneless Ham 8 pc.                          5010034515
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Star 5/8 Wa Bnls Ham 4 pc.                              5010034516
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
KK Hf Ham 28% WA 95% Ln2-4 #8p                          5010035415
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Low Salt Bnls Ham 1.5-2                                 5010035215
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Low Salt Smoked Ham                              5010035216
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
18-1 Wa Chopped Ham                                     4149974194
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
2pc Armour Deli Ham W/A                                 5010024007
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
4x4 Deli Cooked Ham W/A                                 5010031028
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
4x6 Deli Cooked Ham W/A                                 5010031026
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Cooked Ham 4x6 2 pc.                             5010031029
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
4x6 Deli Ham Jreck Sub                                  5010032435
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
4x6 Deli Cooked Ham 35% H&W                             5010034597
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
4x6 Deli Cooked Ham 35% H&W                             5010039363
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Deli Chopped Ham W/A 2 pc.                              5010035080
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Chopped Ham W/A 35%                              5010045213
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Deli Express Chopped Ham                                5010063521
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour 4x4 Spiced Lunchmeat                             5010035038
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Star Large Bologna w/chkn                        5010032653
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Star Meat Bologna w/chkn                         5010036235
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Jumbo Cooked Salami                              5010030088
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Star Cooked Salami                               5010030323
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Deli Meat Bologna                                5010032669
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Deli Cooked Salami                               5010032670
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
1877 Meat Summer Sausage 3#                             5010000672
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Muenchner Meat Sum Sge 2#                               5010037173
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
1877 Meat Summer Sge 2.25#                              5010037483
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Hick Smkd Sum Sausage                            5010038451
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Hick Smkd Sum Sausage                            5010038495
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
1877 Meat Summer Sge 2.15#                              5010039192
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
1877 Meat Summer Sge 2.15#                              5010039193
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
1877 Meat Summer Sge 1.5#                               5010039194
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Armour Deli Hky Smkd Sum Saus                           5010039200
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Meat Summer Sausage                                     5010037483
------------------------------------------------------- ------------------------

                                                                    ARMOUR HOMESTYLE FOODS


------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------

                         HOMESTLYE BULK PACK
                    ----------------------------
50100-45788         CHICKEN FRIED PATTIE 4.00 OZ                 1/15 LB           LB
50100-33543         BEEF PATTIES 4.00 OZ                         60/4 OZ           LB
50100-33535         BEEF PATTIES 3.00 OZ                         80/3 OZ           LB
50100-43441         BEEF NUGGETS .5 OZ                           1/10 LB           LB
50100-33880         BEEF FINGERS 1.00 OZ                         160/1 OZ          LB
50100-34921         PORK PATTIES 4.00 OZ                         60/4 OZ           LB
50100-34938         PORK PATTIES 3.00 OZ                         80/3 OZ           LB
50100-31880         VEAL PATTIES 4.00 OZ                         60/4 OZ           LB
50100-31878         VEAL PATTIES 3.00 OZ                         80/3 OZ           LB
50100-31877         VEAL PATTIES 2.67 OZ                         90/2.67 OZ        LB
50100-33353         CHUCKWAGON PATTIES 4.00 OZ                   60/4 OZ           LB
50100-33579         PREMIUM CHICKEN PATTIES                      60/4 OZ           LB
50100-33576         CHICKEN PATTIES 4.00 OZ                      60/4 OZ           LB
50100-33280         ARM CORN DOG 60/2.67 OZ                      60/2.67 OZ        LB
50100-40483         MINI TURKEY CORNDOGS W/ITSR                  1/10 LBS          LB
50100-40461         PREMIUM CKN STRIPS 1.00 OZ                   1/10 LB           LB
50100-40400         4/2.5 LB PREM CKN NUGGETS                    4/2.50 BAG        LB
50100-34930         4/2.5 LB CHICKEN NUGGETS                     4/2.50 BAG        LB
50100-35659         SALISBURY STEAK 75/3.2 OZ                    75/3.20 LB        LB
50100-33733         MEATBALLS 1.0 OZ                             160/1 OZ          LB
50100-41115         BEEF PIZZA PATTIE 2.67 OZ                    60/2.67 LB        LB
50100-30640         BEEF & BACON PATTIE 2.67 OZ                  90/2.67 OZ        LB

                                                          ARMOUR HOMESTYLE FOODS

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                    HOMESTYLE FAMILY PACK TRAYS
                    ----------------------------
50100-34693         6/3# CHICKEN FRIED PATTY                     6/3 LB            LB
50100-34887         6/3# CHICKEN FRIED FINGERS                   6/3 LB            LB
50100-34497         RETAIL FAM PACK BRD PORT PT                  6/3 LB            LB
50100-34469         3# GRD VEAL PATTIES                          6/3 LB            LB
50100-34580         6/3# PREM CHICK PATTIES                      6/3 LB            LB
50100-34465         RETAIL FAM PACK CHICKEN NUG                  6/2.50 LB         LB
50100-21789         HOMESTYLE HASHBROWNS                         12/45 OZ          LB

                    RETAIL PREWRAPPED TRAYS
                    ----------------------------
50100-31692         12/1 LB CFB PAT                              12/1 LB           LB
50100-33886         CF BF FINGER PATTIE 160 OZ 1Z                12/1 LB           LB
50100-31497         CKD BRD PORK PATTY 4/4OZ                     12/1 LB           LB
50100-69496         CKD BRD VEAL PATTY 3OZ TP                    12/12 OZ          LB
50100-31493         CKD BF CHKWGN PATTIE 48/4OZ                  12/1 LB           LB
50100-31694         CORN DOGS - TRAY PACKED 1 L                  12/1 CSE          LB
50100-33580         *BRD CHIX PTY 12/1#                          12/1 LB           LB
50100-69465         12/12Z KC*D CHICKEN NUGGET                   12/12 OZ          LB

                    RETAIL BAGGED PRODUCTS:
                    ----------------------------
50100-33724         12 20 OZ MEATBALLS                           12/20 OZ          LB
50100-33726         *MT BALLS .52 RETAIL                         2/5 LB            LB
50100-41340         *CKD MEATBALLS 6/5*                          6/5 LB            LB

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**

------------------- ----------------------------------------------- ----------------- ------
    UNIVERSAL
     PRODUCT                           PRODUCT                            SIZE         PRC
       CODE                                                                            BAS
------------------- ----------------------------------------------- ----------------- ------
                        BACON AND SALT MEATS
                    ----------------------------
50100-30146         40% LOW SALT BACON                              16/12 OZ          LB
50100-30151         LOWER SALT L-BOARD BACON                        16/12 OZ          LB
50100-32109         24-1 LB ARM LOW SALT BACON                      24/1 LB           LB
50100-30017         STAR SLCD BACON, 24/1#                          24/1 LB           LB
50100-30280         12/1 ARM MAPLE BAC-TUK                          12/1 LBS          LB
50100-30290         16/12 ARM MAPLE BAC-TUK                         16/12 OZ          LB
50100-30001         *L BOARD SL BCN 24/16                           24/1 LB           LB
50100-30025         STAR 12/2# 4P THICK SL BACON                    12/2 LB           LB
50100-37211         STAR 32/12Z SLICED BCN                          32/12 OZ          LB
50100-30004         *SLI BCN L-BOARD 32/12 Z                        32/12 OZ          LB
50100-37210         16/12 CNTR CUT PAN SIZE BCN                     16/12 OZ          LB
50100-24033         32/12 ARM MELDSWT BAC/TUX                       32/12 OZ          LB
50100-24032         24/1 ARM MELD SWT BAC-TUK                       24/1 LBS          LB
50100-24035         32/12 ARM MELD L.S. BAC TUK                     32/12 OZ          LB
50100-24034         24/1 ARM MELD L.S. BAC TUK                      24/1 LBS          LB

                         NEW! NEW! NEW! NEW!
                    ----------------------------
50100-36675         1# COLUMBIAN BACON                              24/1 LB           LB
50100-37798         32/12Z YP COLUMBIA SLICD BC                     32/12 OZ          LB

                            SMOKED MEATS
                      GOLDEN STAR BONELESS HAMS:
                    ----------------------------
50100-33663         ARM G.S. NJ HAM 9-11                            2 PC BOX          LB
50100-33683         ARM G.S. O-SHPD NJ HAM 8-10                     2 PC BOX          LB
50100-00760         1# GS HAM SLICES 12/1#                          12/1 LB           LB
50100-00761         GS HAM SLICES 2#                                6/2 LB            LB
50100-00764         GS HAM STEAK 24/6Z                              24/6 OZ           LB

                      LOWER SALT BONELESS HAMS:
                    ----------------------------
50100-35215         LOW SALT BNLS HAM 1.5-2 8P                      8/1.75 PC         LB

                        '1877' BONELESS HAMS:
                    ----------------------------
50100-38692         1877 MINI-HALF HAM (2-2.5)                      12/2.25 LB        LB
50100-38689         1877 MINI-WHOLE HAM (4-5#)                      6/4.50 LB         LB
50100-38691         1877 SLICE HALF HAM 2-40 8P                     8/3.50 LB         LB
50100-38616         1877 HNY CRD HALF HAM, 8 PC                     8/3.50 PC         LB
50100-38615         1877 HONEY CURED WHL HAMS 5-7                   4/7 LB            LB
50100-38684         1877 -1/2 BONLESS HAM 4# AVG                    8/3.50 PC         LB
50100-38683         1877 WHOLE HAM, 6-8#, 4 PCS                     4/7 PC            LB
50100-38688         ARM 1877 W/A HAM FLAT 8-10                      2/9.05 LBS        LB

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                    1877 SMOKED TURKEY BREAST:
                    **   NOTE:  THE FOLLOWING THO?
                         REQUIRE A MINIMUM LEAD TIME OF TWO
                         WEEKS ON ALL ORDERS.

50100-14690         1877 MINI WHOLE TKY 4-4.5LB                  4/4.50 PC         LB

                    ARMOUR HAMS:
                    ----------------------------
50100-56106         HELOS 35% WHL HAM                            6/5 LBS           LB
50100-56107         HELOS 35% HLF HAM                            12/2.50 LBS       LB
50100-56108         KN KIST 35% HLF HAM                          12/2.50 LBS       LB
50100-56109         KN KIST 35% WHL HAM                          6/6 LBS           LB

                    HOT DOGS
                    RETAIL PACKAGED VP:
                    ----------------------------
50100-00605         PREMIUM JUMBO MEAT H.D. 24                   24/1 LB           LB
50100-00602         PREM MEAT HOT DOG 24/1                       24/1 LB           LB
50100-00633         PREM BUNSIZE MEAT H.D. 12/1                  12/1 LBS          LB
50100-00601         PREM MEAT HOT DOG 32/12                      32/12 OZ          LB
50100-00606         PREM JUMBO BEEF HOT DOG 24/                  24/1 LBS          LB
50100-00604         PREM BEEF HOT DOG 24/1                       24/1 LB           LB
50100-00634         PREM BUNSIZE BF H.D. 12/1                    12/1 LBS          LB
50100-00603         PREM BEEF HOT DOG 32/12                      32/12 OZ          LB
50100-32183         PREM TKY FRANKS 32/12                        32/12 OZ          LB
50100-78212         ARMOUR LESS SALT BEEF FRANK                  12/16 OZ          LB
50100-78213         ARMOUR LESS SALT MEAT FRANK                  12/16 OZ          LB
50100-00626         PREM MEAT H.D. COLORED 32/1                  32/12 OZ          LB
50100-30997         PREM MEAT HOT DOG 16/12                      16/12 OZ          LB
50100-30998         PREM BEEF HOT DOG 16/12                      16/12 OZ          LB
50100-35627         PREM JUMBO MEAT HOT DOG 12/1                 12/1 LB           LB
50100-35628         PREM JUMBO BEEF HOT DOG 12/1                 12/1 LB           LB

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                    BULK PACKED (FROZEN)
                    ----------------------------
50100-34954         ARM MEAT FRANK 6 10/1-CN                     1/10 LB           LB
50100-31232         ARM MEAT FRANK 6 8-1-CN                      1/10 LB           LB
50100-31218         ARM MEAT FRANK 6 5/1                         1/10 LB           LB
50100-31214         ARM MEAT FRANK 6 6/1                         1/10 LB           LB
50100-31217         ARM MEAT FRANK 6 4/1                         1/10 LB           LB
50100-31220         ARM MEAT FRANK 10 5/1                        1/10 LB           LB
50100-36079         ARM BEEF FRANK 6 10/1                        1/10 LB           LB
50100-31234         ARM BEEF FRANK 6 8-1-CN                      1/10 LB           LB
50100-36075         ARM BEEF FRANK 6 5/1                         1/10 LB           LB
50100-36073         ARM BEEF FRANK 6 4/1                         1/10 LB           LB
50100-31226         HOT DOG ROTO GRILL 6 5/1                     1/10 LB           LB

                    SMOKED SAUSAGE PRODUCTS
                    ----------------------------
50100-00888         ARMOUR 1877 SMOKEE LINKS 10                  16/10 0Z          LB
50100-30556         * POLISH GRILL 6 6/1                         1/10 LB           LB
50100-32037         * POLISH 6 4/1                               1/10 LB           LB
50100-00778         ARM SMOKED SSGE 12/1#                        12/16 OZ          LB
50100-00777         ARM POLSKA KLBSA 12/1#                       12/16 OZ          LB
50100-00773         ARM SMOKED SSGE 8/3#                         8/3 LB            LB
50100-00774         ARM POLSKA KIELBASA 8/3#                     8/3 LB            LB
50100-52007         POLSKA KIELBASA LINK 12/1#                   12/1 LBS          LB
50100-52006         SMK SAUSAGE LINK 12/1#                       12/1 LBS          LB
50100-52003         HOT & SPICY SMK SGE 12/1                     12/1 LBS          LB
50100-52002         ITALIAN LINK SGE 12/1#                       12/1 LBS          LB
50100-52005         POLSKA KIELBASA LINK 6/3#                    6/3 LBS           LB
50100-52004         SMK SAUSAGE LINK 6/3#                        6/3 LBS           LB
50100-52009         HOT & SPICY SMK SSG 6/3#                     6/3 LBS           LB
50100-32023         * KULBASSY 6 4/1                             1/10 LB           LB
50100-36650         ROTO GRILL SMO SAUS 6 5/1                    1/10 LB           LB
50100-22451         16/12 ARM SMK SGE                            16/12 OZ          LB
50100-22452         16/12 POLSKA KEILBASA                        16/12 OZ          LB
50100-32546         16/12 ARM HOT SGE LINK                       16/12 OZ          LB

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**


------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                    4 X 6 LUNCHMEAT
                    ----------------------------
50100-00337         COOKED HAM                                   12/10 OZ          CS
50100-00338         ARM LCH SALT HAM 4X6                         12/10 OZ          CS
50100-00339         ARM HONEY HAM 4X6                            12/10 OZ          CS
50100-78006         12/1 ARM CKD HAM 4X6                         12/1 LBS          CS
50100-78002         12/1 ARM CR TURKEY 4X6                       12/1 LBS          CS
50100-78004         12/1 ARM SMK TURKEY 4X6                      12/1 LBS          CS
50100-00436         12/1 ARM CHOP HAM 4X6                        12/1 LBS          CS

                    ARMOUR LUNCHMAKERS
                    ----------------------------
50100-24026         12/3.7 ARM TKY LNCHMKR                       12/3.70 OZ        CS
50100-24027         12/3.7 ARM BOLO LNCHMKR                      12/3.70 OZ        CS
50100-24028         12/3.7 ARM HAM LNCHMKR                       12/3.70 OZ        CS
50100-24029         12/3.7 ARM CKN LNCHMKRS                      12/3.70 OZ        CS

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                    FLEX PACK:
                    ----------------------------
50100-00461         16 OZ STAR BOLOGNA                           12/1 LBS          CS
50100-00460         12 OZ STAR BOLOGNA                           12/12 OZ          CS
50100-00470         12 OZ STAR THICK BOLOGNA                     12/12 OZ          CS
50100-00455         *12/12 OZ SLI GARL BOLO FLE                  12/12 OZ          CS
50100-00465         12 OZ STAR BEEF BOLOGNA                      12/12 OZ          CS
50100-00445         12 OZ STAR SALAMI                            12/12 OZ          CS
50100-00432         12 OZ STAR SLCD SPI LCH LOA                  12/12 OZ          CS
50100-00535         12 OZ STAR SLCD CKD HAM                      12/12 OZ          CS

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                    GOLDEN STAR CANNED HAMS:
                    ----------------------------
50100-35710         GOLDEN STAR CANNED HAM 1.5#                  12/1.50 LBS       LB
50100-00720         GOLDEN STAR CANNED HAM 3#                    12/3 LBS          LB
50100-35720         GOLDEN STAR CANNED HAM 6/3#                  6/3 LB            LB
50100-00730         GOLDEN STAR CANNED HAM 5#                    6/5 LBS           LB

                    STAR P.S. CANNED HAMS:
                    ----------------------------
50100-34715         STAR CANNED HAMS, 12/1.5#                    12/1.50 LB        LB
50100-00725         STAR CANNED HAMS, 12/3#                      12/3 LB           LB
50100-34725         STAR ZIP TOP CANNED HAM 6/3                  6/3 LB            LB
50100-00745         STAR CANNED HAM 6/5#                         6/5 LB            LB
50100-34417         STAR CANNED HAM 6/8#                         6/8 LB            LB

                    CHOPPED HAM:
                    ----------------------------
50100-34042         * CHOPPED CANNED HAM 18/2#                   18/2 LB           LB
50100-35083         STAR CHOPPED CANNED HAM 6/8                  6/8 LB            LB

                    SPICED LUNCHEON MEAT:
                    ----------------------------
50100-34149         * SPICED LNCH MT 18/2                        18/2 LB           LB

50100-34243         STAR SKELETAL CND LUNCHMT 9/                 9/6 LB            LB

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                    COOK-IN-BAG PRODUCTS:
                    HAM ITEMS W/DIMEN:  4X6X12
                    ----------------------------
50100-31533         4X6 DELI CKD HAM W/A                         1/13 LB           LB
50100-31026         4X6 DELI CKD HAM W/A                         4/13 LB           LB
50100-47535         9/5# ARM DELI HAM W/A                        9/5 LBS           LB
50100-39363         4X6 DELI CKD HAM 35% H&W                     1/13 LB           LB
50100-34597         4X6 DELI CKD HAM 35% H&W                     4/13 LB           LB
50100-35080         DELI CHPD HAM HA 2PC                         2/12.50 LB        LB

                    ITEMS BELOW W/DIMEN:  4.5X4:
                    ----------------------------
50100-31028         4X4 DELI CKD HAM W/A                         2/10 LB           LB
50100-35035         ARM 4X4 CHPD HAM W/A                         1/10 LB           LB
50100-35036         ARM 4X4 CHPD HAM W/A                         5/10 LB           LB
50100-45213         ARM CHP HAM W/A 35%                          8/5 LB            LB
50100-35038         ARM 4X4 SPICED LCHN MT                       1/10 LB           LB

                    OTHER DELI SAUSAGE ITEMS
                    DELI LOAVES:
                    ----------------------------
50100-34189         1 PC ARMOUR DELI OLD FASH RN                 1 PC BOX          LB

                    OTHER SAUSAGE:
                    ----------------------------
50100-32669         ARMR DELI MEAT BOLO                          2/9 LB            LB
50100-32668         ARMR DELI BEEF BOLO                          2/9 LB            LB
50100-32670         ARMOUR DELI CKD SALAMI                       2/9 LB            LB
50100-34014         2 1/2 PC ARMR DELI N/C BRAU                  2/1.50 PC         LB
50100-30088         ARM - JUMBO CKD SALAMI                       2/14 LB           LB

                    OTHER FROZEN ITEMS:
                    LIVER ITEMS:
                    ----------------------------
50100-32190         BIVAC BEEF LIVER 30#                         1/30 LB           LB

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                    100% GROUND BEEF - RETAIL P
                    ----------------------------
50100-17781         *GR BF PTY4/1 12/1.5                         12/1.50 LB        LB
50100-17740         *GR BEEF PTY 4/1 6-3#                        6/3 LB            LB

                    CANADIAN BACON & SMO MT SPE
                    ----------------------------
50100-35458         I PC STAR STICK CAN BCN 7-6#                 1/7.50 LB         LB
50100-35461         *FC CANADIAN BCN 2PC                         2/7.50 LB         LB
50100-35470         *FC CANADIAN BCN 4PC                         4/7.50 LB         LB
50100-35421         *RND CANAD BCN CHUNK                         1/5 LB            LB
50100-35420         CANADIAN BCN CC CHNK                         1/15 LB           LB
50100-35368         *SHNGLD CANAD BCN 5Z                         16/5 OZ           LB

                     PLS ORDER IN INCREMENTS OF
                    ----------------------------
50100-35322         1877 CAN BCN10-12ZCTR                        1/5 LBS           LB
50100-35326         1877 CND BCN CTR CHK                         1/10 LB           LB
50100-35387         1877 CNDAN BCN CENTER                        1/15 LB           LB
50100-35380         SLI CANAD BCN 16/5Z                          16/5 OZ           LB
50100-35881         CAMPFIRE SLICED CANADIAN BC                  15/1 LB           LB
50100-36175         CMPFRE CAND BCN 32/5                         32/5 OZ           LB
50100-39349         VB SMK BUTTS 30#                             1/30 LB           LB
50100-35354         STAR DELITES 11/2-3#                         10/3 LB           LB

                                                            ** PAGE CAPTION #1**
                                                            ** PAGE CAPTION #2**
                                                            ** PAGE CAPTION #3**

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                         CURED SALTED MEATS:
                    ----------------------------
50100-30604         COV BELLY CHNK 1/2-1                         21/.75 LB         LB
50100-30687         DS FATBACK 3/4-1.5                           1/1.10 LB         LB
50100-30608         DS FATBACK CHNK 1/2-1                        1/.75 LB          LB
50100-30679         COV BELCHNK .75-1.5                          1/1.10 LB         LB

                                                              TRAY PACK PRODUCTS

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                             1 LB. TRAYS
                                TIER I
                    ----------------------------
50100-45625         CKN FRD PATTIES 1#                           12/1 LB           LB

                               TIER II
                    ----------------------------
50100-31692         12/1 LB CFB PAT                              12/1 LB           LB
50100-31497         CKD BRO PORK PATTY 4/4OZ                     12/1 LB           LB
50100-31493         CKD BF CHKHGN PATTIE 48/4OZ                  12/1 LB           LB
50100-33886         CF BF FINGER PATTIE 160 OZ                   12/1 LB           LB

                               TIER III
                    ----------------------------
50100-33580         *BRD CHIX PTY 12/1#                          12/1 LB           LB
50100-24009         12/1# PREM CKN NUGGETS                       12/1 LBS          LB
50100-24011         12/1# BRD VEAL PAT                           12/1 LBS          LB
50100-69465         12/12Z *CKD CHICKEN NUGGET                   12/12 OZ          LB
50100-69496         CKD BRD VEAL PATTY 30Z TP                    12/12 OZ          LB

                            2 LB. TRAYS
                               TIER I
                    ----------------------------
50100-24015         CKN FRD PATTY-2#                             10/2 LB           LB
50100-24022         BREADED CKN NUG-2#                           10/2 LB           LB
50100-24023         BREADED CKN PAT-2#                           10/2 LB           LB

                              TIER II
                    ----------------------------
50100-24020         BREADED BF PTTY-2#                           10/2 LB           LB
50100-24021         CHUCKWAGON PTTY-2#                           10/2 LB           LB
50100-24024         BREADED PK PAT-2#                            10/2 LB           LB
50100-24019         CHKN FR FNGR SMPD PATS                       10/2 LB           LB

                                                              TRAY PACK PRODUCTS

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                            2 LB. TRAYS
                              TIER III
                    ----------------------------
50100-24010         10/2# PREM CKN NUGGETS                       10/2 LBS          LB
50100-24018         10/2# PREM CHICK PATTIES                     10/2 LB           LB
50100-24017         PREM VEAL PTTY-2#                            10/2 LB           LB

                     3 LB. TRAYS-NON PRINTED FIL
                              TIER II
                    ----------------------------
50100-34497         RETAIL FAM PACK BRD PORK PT                  6/3 LB            LB
50100-34693         6/3# CHICKEN FRIED PATTY                     6/3 LB            LB
50100-34887         6/3# CHICKEN FRIED FINGERS                   6/3 LB            LB

                            TIER III
                    ----------------------------
50100-34580         6/3# PREM CHICK PATTIES                      6/3 LB            LB
50100-34465         RETAIL FAM PACK CHICKEN NUG                  6/2.50 LB         LB
50100-34469         3# BRD VEAL PATTIES                          6/3 LB            LB

                           20 OUNCE BAGS
                    ----------------------------
50100-33724         12 20 OZ MEATBALLS                           12/20 OZ          LB
50100-56203         12/2OZ ITALIAN MEATBALL                      12/20 OZ          LB
50100-78012         ARM CKN NUGTS 12/20OZ                        12/20 OZ          LB
50100-78013         ARM CKN FINGERS 12/20OZ                      12/20 OZ          LB

                                                                   BULK PRODUCTS

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                       TIER I - BULK PRODUCTS
                    ----------------------------
50100-45788         CHICKEN FRIED PATTIE 4.00 O                  1/15 LB           LB
50100-33576         CHICKEN PATTIES 4.00 OZ                      60/4 OZ           LB
50100-34930         4/2.5 LB CHICKEN NUGGETS                     4/2.50 BAG        LB

                       TIER II - BULK PRODUCTS
                    ----------------------------
50100-33535         BEEF PATTIES 3.00 OZ                         80/3 OZ           LB
50100-33643         BEEF PATTIES 4.00 OZ                         60/4 OZ           LB
50100-34938         PORK PATTIES 3.00 OZ                         80/3 OZ           LB
50100-34921         PORK PATTIES 4.00 OZ                         60/4 OZ           LB
50100-33353         CHUCKWAGON PATTIES 4.00 OZ                   60/4 OZ           LB
50100-33880         BEEF FINGERS 1.00 OZ                         160/1 OZ          LB
50100-30640         BEEF 1 BACON PATTIE 2.67 OZ                  90/2.67 OZ        LB

                      TIER III - BULK PRODUCTS
                    ----------------------------
50100-33579         PREMIUM CHICKEN PATTIES                      60/4 OZ           LB
50100-40400         4/2.5 LB PREM CKN NUGGETS                    4/2.50 BAG        LB
50100-40461         PREMIUM CKN STRIPS 1.00 OZ                   1/10 LB           LB
50100-31877         VEAL PATTIES 2.67 OZ                         90/2.67 OZ        LB
50100-31878         VEAL PATTIES 3.00 OZ                         80/3 OZ           LB
50100-31880         VEAL PATTIES 4.00 OZ                         60/4 OZ           LB

                            SPECIALTY ITEMS
                    ----------------------------
50100-33746         .5Z SUPR MT PTY BALL 14% TV                  320/.50 OZ        LB
50100-33726         *MT BALLS .5Z RETAIL                         2/5 LB            LB
50100-33733         MEATBALLS 1.0 OZ                             160/1 OZ          LB
50100-56131         2/5# ITALIAN MEATBALL                        2/5 LBS           LB
50100-35659         SALISBURY STEAK 76/3.2OZ                     75/3.20 LB        LB
50100-41115         BEEF PIZZA PATTIE 2.67 OZ                    60/2.67 LB        LB
50100-33280         ARM CORN DOG 60/2.67 OZ                      60/2.67 OZ        LB
50100-31694         CORN DOGS - TRAY PACKED 1 L                  12/1 CSE          LB
50100-40483         MINI TURKEY CORNDOGS H/INSR                  1/10 LBS          LB
50100-21789         HOMESTYLE HASHBROWNS                         12/45 OZ          LB
50100-41340         *CKD MEATBALLS 6/5#                          6/5 LB            LB
50100-30672         2.0OZ SUPR BF PTY 14% TVP                    184/2 OZ          LB

                                  SCHEDULE C.2
                             TO AMENDED EXHIBIT "B"
                        OF AMENDMENT TO LICENSE AGREEMENT



Schedule of Armour dry sausage products sold as of the date of this amendment. The parties understand and agree that the products scheduled herein are not covered under the definition of SHELF-STABLE PRODUCTS set forth in this amendment, but that all other processed meat products which fit the definition of SHELF-STABLE PRODUCTS set forth in this amendment (for example meat sticks and jerky snacks) are so covered.

                                                              ARMOUR DRY SAUSAGE

------------------- -------------------------------------------- ----------------- -------
    UNIVERSAL
     PRODUCT                          PRODUCT                          SIZE         PRC
       CODE                                                                         BAS
------------------- -------------------------------------------- ----------------- -------
                     CONSUMER PACK DRY SAUSAGE
                    ----------------------------
50100-00685         PIZZA SLICED PEPPERONI 3 OZ                  16/3 OZ           CS
50100-30296         PILLOW PACK PEPPERONI 6 OZ                   12/6 OZ           CS
50100-33327         PILLOW PACK PEPPERONI 8 OZ                   12/8 OZ           CS
50100-30575         PILLOW PACK PEPPERONI 3 LB                   4/3 PC            LB
50100-33328         MIDGET STICK PEPPERONI 5 OZ                  16/5 OZ           CS
50100-30468         MIDGET STICK PEPPERONI 5 OZ                  32/5 OZ           CS
50100-30321         ARMOUR PEPPERONI 12/12 OZ                    12/12 OZ          CS

                           SALAMI - STICK
                    ----------------------------
50100-00629         1877 HARD SALAMI 18/1 -3/4                   18/1.75 LB        CS
50100-37458         DELI 1877 HD SAL HF 4 PC                     4/3 LB            LB
50100-37452         1877 HARD SALAMI 2 PC                        2/6 LBS           LB
50100-37451         DELI 1877 HD SAL 6 PC                        6 PC BOX          LB
50100-30780         DELI SAL ITALN 8/24                          8/2 LBS           CS
50100-30190         DELI LASTELLA HD SAL 2 PC                    2/5.50 LB         LB
50100-32833         DELI LASUPEMA SAL 6 PC                       6/5.50 LB         LB
60100-31854         DELI HD SAL FN GRD 6PC                       6/5.50 LB         LB
50100-41398         ARM NOVARA HARD SALAMI 2 PC                  2/6 LB            LB
50100-30299         DELI NOVARA GENOA SAL                        2/6 LB            LB
50100-30303         DELI NOVARA GENOA SAL HF 4P                  4/2.75 LB         LB
50100-30302         DELI NOVARA GENOA SAL 6 PC                   6/5.50 LB         LB

                    PEPPERONI-BULK SLICED, STOCK
                    ----------------------------
50100-30557         CASERTA SLICED PEPPERONI                     3/3.40 LB         LB
50100-30558         ARMOUR STAR SLI PEP 16/18                    1/10 LB           CS
50100-30310         DELI PEPPERONI BULK 10                       1/10 LB           CS
50100-37591         SLICED PEPPERONI 14/16 CT                    1/25 LB           LB
50100-37590         SLICED PEPPERONI 18 CT                       1/25 LB           CB
50100-30538         DELI SANDWICH PEPPERONI                      2/3.50 LB         LB

                                                         ARMOUR SEMI-DRY SAUSAGE

------------------- ------------------------------------------------- ----------------- ------
    UNIVERSAL
     PRODUCT                            PRODUCT                             SIZE         PRC
       CODE                                                                              BAS
------------------- ------------------------------------------------- ----------------- ------
                          BEEF SUMMER SAUSAGE
                    ----------------------------
50100-78000         1877 BEEF SUMMER SGE 8 OZ                         24/8 OZ           CS
50100-00662         1877 BEEF SUMMER SGE 12 OZ                        16/12 OR          CS
50100-78001         ARM 1877 818 BF SUM SGE 240                       12/24 OZ          CS
50100-64023         1877 BEEF SUMMER SGE 2.25 #                       12/2.25 LBS       CS
50100-00663         1877 BEEF SUMMER SGE 3.00 #                       1/3 LB            CS

                        MEAT SUMMER SAUSAGE
                    ----------------------------
50100-33376         1877 MEAT SUMMER SGE 24/8 OZ                      24/8 OZ           CS
50100-00673         1877 MEAT SUMMER SGE 12 OZ                        16/12 OZ          CS
50100-00671         1877 MEAT SUMMER SGE 1.00#                        12/1 LB           CS
50100-39195         1877 MEAT SUMMER SGE 1.5#                         12/1.50 LB        CS
50100-64024         1877 MEAT SUMMER SGE 2.25#                        12/2.25 LBS       CS
50100-39193         1877 MEAT SUMMER SGE 2.25#                        16/2.15 LB        CS
50100-00672         1877 MEAT SUMMER SGE 3.00#                        6/3 LB            CS
50100-37473         ARMOUR THURINGER SGE 20 OZ                        12/20 OZ          CS

                       SUMMER SAUSAGE DISPLAYS
                    ----------------------------
50100-64019         1877 MEAT SSGE DISPLAY 1.5#                       20/1.50 LBS       CS
50100-64020         1877 BEEF SSGE DISPLAY 1.5#                       20/1.50 LBS       CS
50100-39189         1877 MEAT SSGE DISPLAY 8 OZ                       64/8 OZ           CS
50100-42200         ARM 1877 BF SUM SGE DISP                          64/8 OZ           CS
50100-39191         1877 BEEF SUMMER SGE 12 OZ                        42/12 OZ          CS
50100-39188         1877 MEAT SSGE DISPLAY 12 OZ                      42/12 OZ          CS

                     NAPC - SUBJ TO AVAILABILITY
                    ----------------------------
50100-37496         NAPC MEAT SMR SGE 1.00                            1/32 LB           LB
50100-37497         NAPC BEEF SMR SGE 1.00                            1/36 LB           LB
50100-37480         NAPC MEAT SMR SGE 2.25                            1/32 LB           LB
50100-37498         NAPC BEEF SMR SGE 3.00                            1/43 LB           LB
50100-37849         NAPC MEAT SMR SGE 3.00                            1/43 LB           LB


                                       3